    SEI Tax
    Exempt Trust
ABOUT THIS PROSPECTUS
------------------------------------------------------------------------

SEI Tax Exempt Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). This prospectus gives you important information about the Class C Shares of the California Tax Exempt Fund and the Institutional Tax Free Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

     CALIFORNIA TAX EXEMPT FUND...........................................2
     INSTITUTIONAL TAX FREE FUND..........................................4
     MORE INFORMATION ABOUT FUND INVESTMENTS..............................6
     THE INVESTMENT ADVISER...............................................6
     PURCHASING AND SELLING FUND SHARES...................................7
     DIVIDENDS, DISTRIBUTIONS AND TAXES...................................9
     FINANCIAL HIGHLIGHTS................................................10
     HOW TO OBTAIN MORE INFORMATION ABOUT SEI TAX EXEMPT TRUST...Back Cover

--------------------------------------------------------------------------------
MUNICIPAL SECURITIES

The Funds invest primarily in municipal securities. Municipal securities are bonds and other fixed income securities issued by state and local governments and their agencies (such as housing or hospital authorities) to finance capital expenditures and operations. The obligation to pay principal and interest on municipal securities may be a general obligation of the state or local government, but may be supported only by an agency or a particular source of revenues. Therefore, municipal securities vary in credit quality.

Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. A strategy to invest in investment grade securities reduces but does not eliminate this risk.

Generally, the income from municipal securities is exempt from Federal income tax, and also may be exempt from certain state or local tax depending on an investor's state of residence. Even so, income from certain obligations may be subject to Federal alternative minimum tax.

                                                                    PROSPECTUS 1

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of its Adviser. The Adviser invests each Fund's assets in a way that it believes will help the Funds achieve their goal. Still, investing in the Funds involves risk, and there is no guarantee that a Fund will achieve its goal. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

ALTHOUGH THE FUNDS ARE MANAGED TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00,
                                     IT IS
               POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

2 PROSPECTUS

CALIFORNIA TAX EXEMPT FUND

INVESTMENT SUMMARY

INVESTMENT GOAL                                     Preserving principal and maintaining liquidity
                                                    while providing current income exempt from Federal
                                                    and California personal income taxes
------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Very low
------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Utilizing an adviser experienced in selecting
                                                    municipal securities, the Fund invests in high
                                                    quality, short-term California municipal money
                                                    market securities

------------------------------------------------------------------------

INVESTMENT STRATEGY

The California Tax Exempt Fund invests substantially all (at least 80%) of its assets in municipal money market securities that pay interest that is exempt from Federal and California income taxes. The principal issuers of these securities are state and local governments and agencies located in California, as well as Puerto Rico and other U.S. territories and possessions.

The Adviser purchases liquid securities with appropriate maturities that offer competitive yields, and that are issued by financially sound issuers. The Adviser also considers sector allocation and relative valuations in selecting securities for the Fund.

The Fund invests in high quality, short-term debt securities, commonly known as money market instruments. These include municipal bonds, notes and tax exempt commercial paper, as well as certain taxable securities and repurchase agreements. The Fund may, to a limited extent, invest in securities subject to the alternative minimum tax or in taxable municipal securities. The Fund follows strict SEC rules about the credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

State and local governments rely on taxes, and to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. There may be economic or political changes that impact the ability of issuers of California municipal securities to repay principal and to make interest payments on securities owned by the Fund. Changes to the financial condition of California municipal issuers also may adversely affect the value of the Fund's securities. For example, financial difficulties of the State, its counties, municipalities and school districts that hinder efforts to borrow and lower credit ratings are factors which may affect the Fund. In addition, actual or perceived credit-worthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations.

Since the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT. ALTHOUGH THE FUND SEEKS TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

                                                                    PROSPECTUS 3

                                                      CALIFORNIA TAX EXEMPT FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for eight years. Since Class A Shares are invested in the same portfolio of securities, returns for Class C Shares will be substantially similar to those of the Class A Shares, shown here, and will differ only to the extent that each class has different expenses.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991 4.44%
1992 2.89%
1993 2.26%
1994 2.68%
1995 3.60%
1996 3.28%
1997 3.36%
1998 3.02%

  BEST QUARTER                                                          WORST QUARTER
                        1.15%                                               0.50%
                      (3/31/91)                                           (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS A TOTAL RETURN FROM JANUARY 1, 1999, TO SEPTEMBER 30, 1999, WAS 2.03%.
This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

                                                        SINCE
                                     1 YEAR  5 YEARS  INCEPTION
---------------------------------------------------------------
CALIFORNIA TAX EXEMPT FUND- CLASS A
  SHARES                             3.02%    3.19%      3.39%*
---------------------------------------------------------------

* THE INCEPTION DATE FOR CLASS A SHARES OF THE FUND IS MAY 14, 1990. AS OF SEPTEMBER 30, 1999, CLASS C SHARES OF THE FUND WERE NOT YET OPEN TO INVESTORS.

Please dial 1-800-DIAL-SEI to obtain the Fund's current yield.

--------------------------------------------------------------------------------
------------------------------------------------------------------------
FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)                 CLASS C SHARES
Investment Advisory Fees                                  0.04%
Distribution (12b-1) Fees                                  None
Other Expenses                                            0.76%
                                                          -----
Total Annual Fund Operating Expenses                      0.80%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADMINISTRATOR AND DISTRIBUTOR ARE EACH VOLUNTARILY WAIVING A PORTION OF THEIR FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADMINISTRATOR AND/OR DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

CALIFORNIA TAX EXEMPT FUND -- CLASS C SHARES                0.78%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
California Tax Exempt Fund --
  Class C Shares                 $82     $255     $444      $990

4 PROSPECTUS

INSTITUTIONAL TAX FREE FUND

INVESTMENT SUMMARY

INVESTMENT GOAL                                     Preserving principal and maintaining liquidity
                                                    while providing current income exempt from Federal
                                                    income taxes.
------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Very low
------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Utilizing an adviser experienced in selecting
                                                    municipal securities, the Fund invests in high
                                                    quality, short-term tax-exempt money market
                                                    securities.

------------------------------------------------------------------------

INVESTMENT STRATEGY

The Institutional Tax Free Fund invests substantially all (at least 80%) of its assets in municipal money market securities that pay interest that is exempt from Federal income taxes. The issuers of these securities are state and local government agencies located in all fifty states, Puerto Rico, and other U.S. territories and possessions.

The Adviser purchases liquid securities with appropriate maturities that offer competitive yields, and that are issued by financially sound issuers. The Adviser also considers sector allocation and relative valuations in selecting securities for the Fund.

The Fund invests in high quality, short-term debt securities, commonly known as money market instruments. These include municipal bonds, notes and tax exempt commercial paper, as well as certain taxable securities and repurchase agreements. The Fund may, to a limited extent, invest in securities subject to the alternative minimum tax or in taxable municipal securities. The Fund follows strict SEC rules about the credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

State and local governments rely on taxes, and to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund. Changes to the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. The Fund's securities may change in value in response to changes in interest rates and other factors. In addition, actual or perceived erosion of the credit-worthiness of municipal issuers may reduce the value of the Fund's holdings.

Since the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

                                                                    PROSPECTUS 5

                                                     INSTITUTIONAL TAX FREE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class C Shares from year to year for three years.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996 2.87%
1997 3.00%
1998 2.81%

  BEST QUARTER                                                          WORST QUARTER
                        0.78%                                               0.67%
                      (12/31/97)                                          (3/31/97)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS C TOTAL RETURN FROM JANUARY 1, 1999, TO SEPTEMBER 30, 1999, WAS 1.87%.

This table shows the Fund's average annual total returns for the periods ended December 31, 1998.

                                                        SINCE
                                     1 YEAR  5 YEARS  INCEPTION
---------------------------------------------------------------
INSTITUTIONAL TAX FREE FUND --
  CLASS C SHARES                     2.81%      N/A      2.94%*
---------------------------------------------------------------

* THE INCEPTION DATE FOR CLASS C SHARES OF THE FUND IS SEPTEMBER 11, 1995.

Please dial 1-800-DIAL-SEI to obtain the Fund's current yield.

--------------------------------------------------------------------------------
------------------------------------------------------------------------
FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)               CLASS C SHARES
Investment Advisory Fees                                  0.04%
Distribution (12b-1) Fees                                  None
Other Expenses                                            0.89%
                                                     ----------
Total Annual Fund Operating Expenses                      0.93%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADMINISTRATOR AND DISTRIBUTOR ARE EACH VOLUNTARILY WAIVING A PORTION OF THEIR FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADMINISTRATOR AND/OR DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

INSTITUTIONAL TAX FREE FUND -- CLASS C SHARES               0.83%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
Institutional Tax Free Fund --
  Class C Shares                 $95     $296     $515     $1,143

6 PROSPECTUS

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. The Funds may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds' Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Funds' objectives. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Weiss, Peck & Greer, L.L.C. ("WPG"), a wholly owned subsidiary of Robeco Group, serves as the Adviser to the Funds. As of August 31, 1999, WPG had approximately $16.5 billion in assets under management. For the fiscal year ended August 31, 1999, WPG received advisory fees of:

California Tax Exempt Fund                           0.04%
Institutional Tax Free Fund                          0.04%

Janet Fiorenza, a portfolio manager at WPG, has managed the Funds since 1990. Ms. Fiorenza has been with WPG since 1988, and with its predecessor since 1980. She has more than 19 years of investment experience.

                                                                    PROSPECTUS 7

                                              PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase or sell (sometimes called "redeem") shares of the Funds. The Funds offer Class C Shares only to financial institutions or intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). However, Fund shares cannot be purchased by Federal Reserve wire on Federal holidays on which wire transfers are restricted.

Financial institutions and intermediaries may purchase shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. The Funds may reject any purchase order if they determine that accepting the order would not be in the best interests of the Funds or their shareholders.

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to your financial institution at an earlier time for your transaction to become effective that day. This allows your financial institution time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the net asset value per share ("NAV") next determined after the intermediary receives the request. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Investors who deal directly with a financial institution or financial intermediary will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain of these broker-dealers or other financial intermediaries.

The California Tax Exempt and Institutional Tax-Free Funds' NAV is calculated once each Business Day at 2:00 p.m. and 3:00 p.m., Eastern time, respectively. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Funds (or their authorized intermediaries) must receive your purchase order and federal funds (readily available funds) before the Funds calculate their NAV.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.

The Funds value their securities by utilizing the amortized cost valuation method (as described in the SAI). If a Fund thinks amortized cost is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Funds expect their NAV to remain constant at $1.00 per share, although there is no guarantee that the Fund can accomplish this.

8 PROSPECTUS

PURCHASING AND SELLING FUND SHARES

HOW TO SELL YOUR FUND SHARES

If you hold Class C Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts with your financial institution or intermediary. You may also sell your shares by contacting your financial institution or financial intermediary by telephone. Your financial institution or intermediary may charge you a fee for its services. Generally, the California Tax Exempt Fund and Institutional Tax Free Fund must receive your redemption request before 2:00 p.m. and 1:30 p.m. Eastern time, respectively. The sale price of each share will be the next NAV determined after the Funds (or their authorized intermediaries) receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale the following Business Day after they receive your request, but it may take up to seven days. Your proceeds will be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you might have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale of your shares as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. ("SIDCo.") is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' Class C Shares.

For Class C Shares, shareholder servicing fees and administrative service fees, as a percentage of average daily net assets, may each be up to 0.25%.

                                                                    PROSPECTUS 9

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Funds declare dividends daily and distributes its income monthly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

The Funds will distribute substantially all of their income and capital gains, if any. The dividends and distributions you receive may be subject to Federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary interest rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES IS A TAXABLE EVENT.

The Funds intend to distribute federally tax-exempt income. The Funds also intend to distribute income that is exempt from California state and local income taxes. The Funds may invest a portion of their assets in securities that generate income that is subject to Federal or state income taxes. Income exempt from Federal tax may be subject to state and local taxes. Any capital gains distributed by the Funds may be taxable.

The Funds are not liable for any income or franchise taxes in the Commonwealth of Massachusetts as long as they qualify as a regulated investment company under Federal tax law.

MORE INFORMATION ABOUT TAXES IS IN THE FUNDS' SAI.

10 PROSPECTUS

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class C Shares of the Institutional Tax Free Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI TAX EXEMPT TRUST -- FOR THE YEARS ENDED DECEMBER 31
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                           NET REALIZED
                                                                                                                AND
                                                  INVESTMENT                                                UNREALIZED
                                       NET ASSET  ACTIVITIES               DISTRIBUTIONS                  GAIN (LOSS) ON
                                        VALUE,       NET         NET            NET                         INVESTMENTS
                                       BEGINNING  INVESTMENT  INVESTMENT     REALIZED          TOTAL        AND CAPITAL
                                       OF PERIOD    INCOME      INCOME         GAIN        DISTRIBUTIONS   TRANSACTIONS
                                       ---------  ----------  ----------  ---------------  -------------  ---------------
  ----------------------------
  INSTITUTIONAL TAX FREE FUND
  ------------------------
    CLASS C
      1999...........................   $  1.00    $  0.025   $  (0.025)         --         $   (0.025)          --
      1998...........................      1.00       0.029      (0.029)         --             (0.029)          --
      1997...........................      1.00       0.029      (0.029)         --             (0.029)          --
      1996(1)........................      1.00       0.029      (0.029)         --             (0.029)          --

                                                                                                       RATIO OF
                                                                                RATIO                    NET
                                                                                  OF                  INVESTMENT
                                        NET                                    EXPENSES    RATIO OF   INCOME TO
                                       ASSET              NET                 TO AVERAGE     NET       AVERAGE
                                       VALUE,           ASSETS,    RATIO OF   NET ASSETS  INVESTMENT  NET ASSETS
                                        END               END      EXPENSES   EXCLUDING   INCOME TO   EXCLUDING
                                         OF    TOTAL   OF PERIOD  TO AVERAGE     FEE       AVERAGE       FEE
                                       PERIOD  RETURN    (000)    NET ASSETS   WAIVERS    NET ASSETS   WAIVERS
                                       ------  ------  ---------  ----------  ----------  ----------  ----------
  ----------------------------
  INSTITUTIONAL TAX FREE FUND
  ------------------------
    CLASS C
      1999...........................  $1.00    2.57%  $ 38,022   0.83%       0.93%       2.52%       2.42%
      1998...........................   1.00    2.94     22,676   0.83        0.93        2.89        2.79
      1997...........................   1.00    2.93      9,382   0.83        0.95        2.85        2.73
      1996(1)........................   1.00    2.92     19,208   0.83*       0.96*       2.89*       2.76*

Amounts designated as "--" are either $0 or have been rounded to $0.
* Annualized.
(1) The Institutional Tax Free Fund--Class C commenced operations on September 11, 1995.

SEI INVESTMENTS

The Art of People. The Science of Results.




More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated December 31, 1999, includes more detailed information about SEI Tax Exempt Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports typically list the Funds' holdings and contain information from the Funds' managers about fund strategies and market conditions and trends. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Telephone:  Call 1-8OO-DIAL-SEI
By Mail:       Write to the Fund at:
               One Freedom Valley Drive
               Oaks, PA 19456

By Internet:   http://www.seic.com

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Tax Exempt Trust, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-3447.

INV-385

PROSPECTUS AS OF MAY 31, 2000

MONEY
MARKET

Institutional
Tax Free Fund
California
Tax Exempt Fund
Class C

The Securities Exchange Commission has not approved or disapproved the Securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.